First Keystone Corporation May 6, 2014 Your Key To Progress Annual Stockholders’ Meeting

Matthew Prosseda President and CEO This presentation contains certain forward - looking statements, which are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, and reflect management’s beliefs and expectations based on information currently available. These forward - looking statements are inherently subject to significant risks and uncertainties, including changes in general economic and financial market conditions, the Corporation’s ability to effectively carry out its business plans and changes in regulatory or legislative requirements. Other factors that could cause or contribute to such differences are changes in competitive conditions, and pending or threatened litigation. Although management believes the expectations reflected in such forward - looking statements are reasonable, actual results may differ materially.

$ Amounts in thousands

$408,448 $410,427 $412,543 $423,580 $436,040 $253,319 $298,147 $321,873 $321,208 $321,627 $230,000 $280,000 $330,000 $380,000 $430,000 $480,000 2009 2010 2011 2012 2013 Average Loan and Investment Balances (Amounts in thousands) Loans Investments

6.16% 6.01% 5.75% 5.45% 4.83% 5.84% 5.13% 4.83% 4.51% 3.81% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 2009 2010 2011 2012 2013 Loan and Investment Yields (tax equivalent) Loan Yields Investment Yields

$25,155 $24,666 $23,738 $23,103 $21,081 $14,583 $15,310 $15,564 $14,493 $12,252 $10,000 $15,000 $20,000 $25,000 $30,000 2009 2010 2011 2012 2013 Loan and Investment Income (tax equivalent) (Amounts in thousands) Loan Income Investment Income

$749,798 $819,625 $821,148 $812,980 $838,560 $680,224 $749,733 $748,785 $747,579 $765,696 $650,000 $670,000 $690,000 $710,000 $730,000 $750,000 $770,000 $790,000 $810,000 $830,000 $850,000 2009 2010 2011 2012 2013 Average Total and Earning Assets (amounts in thousands) Average Total Assets Average Earning Assets

$500,850 $557,506 $558,321 $538,549 $569,235 $104,203 $101,366 $92,265 $86,839 $75,296 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2009 2010 2011 2012 2013 Average Interest Bearing Deposits and Borrowings (amounts in thousands) Average Interest Bearing Deposits Average Borrowings

Liability Costs 2.27% 1.63% 1.20% 0.85% 0.64% 4.03% 3.58% 2.91% 2.25% 1.77% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2009 2010 2011 2012 2013 Deposit and Borrowing Costs Deposits Borrowings

Interest Expense $11,364 $9,111 $6,718 $4,556 $3,623 $4,201 $3,631 $2,687 $1,958 $1,331 -$3,000 $2,000 $7,000 $12,000 $17,000 2009 2010 2011 2012 2013 Deposit and Borrowing Expense (amounts in thousands) Deposit Interest Borrowing Interest

$24,173 $27,234 $29,897 $31,082 $28,397 $15,000 $20,000 $25,000 $30,000 $35,000 2009 2010 2011 2012 2013 Net Interest Income (tax equivalent) (amounts in thousands)

3.55% 3.63% 3.99% 4.16% 3.71% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% 2009 2010 2011 2012 2013 Net Interest Margin

$4,437 $4,795 $4,320 $5,120 $4,975 $15,594 $17,272 $17,695 $19,587 $19,501 $0 $5,000 $10,000 $15,000 $20,000 $25,000 2009 2010 2011 2012 2013 Non - Interest Income and Expense* (amounts in thousands) Total Non-Interest Income Total Non-Interest Expense *Before Net Gains on Sale of Investment Securities, FHLB Prepayment Penalties and Loss (and Recovery) due to Defalcation (2009 - 2010)

$7,937 $8,961 $9,907 $10,170 $10,273 $7,000 $8,000 $9,000 $10,000 $11,000 2009 2010 2011 2012 2013 Net Income After Taxes (amounts in thousands)

Income Measures: 10.88% 10.98% 11.57% 10.19% 10.12% 1.06% 1.09% 1.21% 1.25% 1.23% 1.00% 1.10% 1.20% 1.30% 10.00% 10.40% 10.80% 11.20% 11.60% 12.00% 2009 2010 2011 2012 2013 Return on Average Assets and Equity ROAE ROAA

$72,926 $81,585 $85,609 $99,834 $101,504 $65,000 $70,000 $75,000 $80,000 $85,000 $90,000 $95,000 $100,000 $105,000 2009 2010 2011 2012 2013 Average Stockholders’ Equity (amounts in thousands)

$1.46 $1.65 $1.82 $1.86 $1.87 $0.92 $0.93 $0.97 $1.01 $1.04 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 2009 2010 2011 2012 2013 Earnings and Dividends per Share Earnings Dividends

Income Statement ($ in thousands, except per share data) Net Interest Income +Non - Interest Income =Operating Revenue - Loan Loss Provision =Pre - Tax Income - Income Tax Expense =Net Income Earnings Per Share 3 Months Ended March 31, 2014 3 Months Ended December 31, 2013 %Change $6,508 1,715 $8,223 133 5,252 $2,838 540 $2,298 1.8 44.0 8.4 (79.2) 6.7 40.4 78.8 33.6 - Non - Interest Expense .42 35.5 $6,393 1,191 $7,584 639 4,923 $2,022 302 $1,720 .31 Unaudited

Balance Sheet ($ in thousands) Cash Due From Banks Investment Securities Net Loans Premises & Equip., Net Other Assets Total Assets Non - Interest Bearing Deposits Interest Bearing Deposits Total Deposits Borrowings Other Liabilities Stockholders’ Equity Liabilities and Stockholders’ Equity $ 9,821 357,392 449,434 21,305 53,994 $891,946 (67.9) 0.7 2.1 (1.0) (1.1) (1.1) March 31, 2014 December 31, 2013 % Change $ 89,650 579,875 $669,525 119,061 3,556 99,804 $891,946 5.3 (4.1) (3.0) 9.6 (44.7) 3.6 (1.1) $ 30,623 354,770 439,999 21,516 54,606 $901,514 $ 85,156 604,919 $690,075 108,662 6,426 96,351 $901,514 Unaudited

0 50 100 150 200 250 300 01/01/08 01/01/09 01/01/10 01/01/11 01/01/12 01/01/13 First Keystone Corporation NASDAQ Composite SNL Bank $500M-$1B Period Ending Index 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 First Keystone Corporation 100.00 124.21 135.23 166.76 206.32 220.98 NASDAQ Composite 100.00 145.36 171.74 170.38 200.63 281.22 SNL Bank $500M - $1B 100.00 95.24 103.96 91.46 117.25 152.05 First Keystone Corporation – 5 year Total Return Performance

Elaine A. Woodland Executive Vice - President Chief Operating Officer

February 25, 1863 – • National Bank Act passed by Congress • Created a national banking system & currency Summer 1864 – • I nformal meetings of Berwick business men • Intention of providing Berwick with banking facilities Articles of Association drawn and signed

Articles Drawn and Signed Mordecai W. Jackson P. M. Traugh Jesse Bowman M.M. Cooper Francis Evans Frederick Niceley Abram Miller W. H. Woodin M. E. Jackson William Lamon H. Lamon Seth B. Bowman

Articles of Association

Charter Granted ! September 21, 1864 • Charter granted by the Comptroller of Currency • First National Bank of Berwick • Charter No. 568 • Term of 20 years • First meeting of shareholders held • Directors were named • Bank President elected

Board of Directors 1864 Mordecai W. Jackson – President of Bank/Chairman of the Board P . M. Traugh Jesse Bowman Francis Evans Seth B. Bowman Abram Miller W.H . Woodin

Mordecai W. Jackson Term: 1864 - 1894

Mordecai W. Jackson Term: 1864 - 1894 • 1864 : First National Bank of Berwick • O perated from a 16’x25’ (400 sq ft ) brick building • East Front Street, just east of Market Street • Capital Stock: $ 50,000 • 7 Employees • 1865 : Bank began to pay dividends on June 1 • Consistently paid dividends ever since • 1876 : Bank moved to the Jackson Building on West Front Street

Original Bank Building

Samuel Carver Jayne Cashier/CEO Term: 1869 - 1928

Charter

Benjamin Franklin Crispin Jr. President 1894 - 1903

Benjamin Franklin Crispin Jr. President 1894 - 1903 • Began as a Teller in Jan 1876 • Elected as Director May 1880 • Elected President 1894 • upon the passing of Mordecai W. Jackson • 1901 – Present building constructed at 111 W. Front St. • Bank occupied half of first floor • Specifically designed for “modern banking”

Frank Reese Jackson President 1903 - 1909

Frank Reese Jackson President 1903 - 1909 • Elected President upon passing of Benjamin Franklin Crispin Jr. • Was previously elected a Director in March 1881 • February 2, 1903: First National Bank of Berwick First bank in Columbia County to pay interest on time deposits

Mordecai Jackson Crispin President 1905 - 1943

Mordecai Jackson Crispin President 1905 - 1943 • Elected President upon the passing of Frank Reese Jackson • Grandson of the bank’s first president, Mordecai W. Jackson • 3 generations of the same family elected President • Later became Chairman of the Board • 1905 - Capital Stock increases to $75,000

Bank Expansion 1919 • Bank growth required space of the entire building • Main Banking Room – newly remodeled “extended, enlarged and beautified” • Deposits are “40 times as large as 50 years ago, and bank now distributes as many thousands of dollars in interest annually as there were total deposits 50 years ago” • Savings accounts paid 3% interest

Bank Expansion

Bank Expansion

Bank Expansion • January 1919 – $2mm in Assets $ 1.4mm in loans 87 % loan - deposit ratio • Bank had survived “ periods of panic and depressions, unscathed” • Deposits increased consistently throughout its 55 year history • 1924 – Bank capital increases to $ 125,000 “ Success is Propelled by Energy, not Wishes”

George W. Garrison President 1948 - 1962

George W. Garrison President 1948 - 1962 • 1948 - Elected the Bank’s 5 th President upon the passing of Mordecai Jackson Crispin • 1960 - New addition to Main Office building completed - Nescopeck Office opens

Doyle W. Hortman President 1962 - 1967

Doyle W. Hortman 1962 - 1967 1962 – Elected as Bank’s 6 th President upon the passing of George W. Garrison 1964 – 100 year anniversary • Bank has been remodeled 3 times since inception • Dividends have been paid continuously since June 1865 • First National Bank of Berwick is the largest bank in Columbia and Montour counties with $18 million in assets • Main office has been marked a “progressive bank” • 2 modern drive - up windows • 1 walk - up accessible from 2 nd Street

Board of Directors 1964

F. Stuart Straub President 1967 - 1987

F. Stuart Straub President 1967 - 1987 • 1944 – Testimonial dinner held by the employees of First National Bank of Berwick to honor Mr. Straub on his first leave of absence from United States Air Corp after 50 missions in Europe and Africa • 1967 - Elected Bank’s 7 th President upon the retirement of Doyle W. Hortman

F. Stuart Straub President 1967 - 1987 • 1978 – Salem office opens accommodates the development of the East End of Berwick • 1981 - Bank’s first ATM installed at Salem - Computer operations software updated with teller machines going on - line • 1981 - Robert E. Bull becomes Chairman of the Board of Directors of First National Bank of Berwick • 1986 – Freas Ave. office opens – with an ATM

Robert E. Bull Chairman of the Board 1981 - Present

Robert E. Bull Chairman of the Board 1981 - Present • Chairman of the Board for 33 years • 1981 – First National Bank of Berwick - 3 offices: Berwick , Nescopeck and Salem ▪ Assets exceed $65 million ▪ Stockholder’s Equity exceeds $5 million ▪ Record high interest paid on Certificates of Deposit x 16 % in the 3 rd quarter x 12% - 13% in the 4 th quarter

J. Gerald Bazewicz President 1987 - 2010

J. Gerald Bazewicz President 1987 - 2010 • 1987 - Elected Bank’s 8 th President upon the retirement of F . Stuart Straub • 1989 – Scott Township office opens, with ATM. – Bank joins international PLUS system customers gain international access to their accounts • 1990 – Nescopeck Office adds an ATM • 1994 – Mifflinville Office opens • 1997 – Hanover Office opens in former PNC building • 1998 – Danville “In - Store Office opens” in Giant Store

J. Gerald Bazewicz President 1987 - 2010 • 1999 - Bank’s 2 nd “In - Store ” Briar Creek branch opens • 2002 – Kingston Office opens • 2004 – Danville “In - Store ” branch relocates to former First Federal Bank building • 2007 – First National Bank of Berwick changes name to First Keystone National Bank – Pocono Community Bank purchased in November

J. Gerald Bazewicz President 1987 - 2010 • 2009 – Mountain Top Office opens • 2010 – First Keystone National Bank changes • From Federal to State Charter • N ame to First Keystone Community Bank – unified all markets under one umbrella • 2011 – Plymouth Office opens • Mr. Bazewicz continues his service today as Vice - Chairman of the Board of Directors

Matthew P. Prosseda President

Matthew P. Prosseda President • 2012 – Appointed as the bank’s 9 th President upon the retirement of J. Gerald Bazewicz • 2013 – Dallas and Shickshinny offices open • 2013 – Main office: ▪ Newly constructed Administrative offices ▪ Remodeled lobby & customer service area – Total Assets exceed $900 million – Stockholders’ Equity surpasses $96 million – 196 full time and 28 part - time employees – 914 shareholders

Yesterday’s Traditions……. Tomorrow’s Vision “ Banks possess as much personality as people because they are just what their officers make them; and there is just as much difference among banks as there is among the people who manage them.” If these men have not the spirit of friendly, helpful sympathy; a keen, discriminating knowledge of the values of men and things, an intuitive, optimistic sense for forecasting conditions and affairs, they cannot hope to render to patrons and community that winning co - operative service that is the criterion of progressive, modern banking. M Jackson Crispin 1919

THANK YOU FOR ATTENDING! Our Key To a great bank is you!